UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 2001

                         Wade Cook Financial Corporation
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             (Exact name of registrant as specified in its charter)


            Nevada                   000-29342                81-1772094
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


14675 Interurban Ave South, Seattle, WA                          98168-4664
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (206) 901-3051


               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     On February 28, 2001, an earthquake (the "Earthquake") measuring 6.8 on the Richter scale struck Western Washington. As a result of the earthquake Wade Cook Financial Corporation's ("WCFC") corporate headquarters (the "Headquarters"), located in Seattle, Washington, experienced severe localized flooding (the "Flooding"). The Headquarters is home to WCFC, as well as the Stock Market Institute of Learning, Inc. ("SMILe"), Lighthouse Publishing Group, Inc. ("Lighthouse"), and Information Quest, Inc. ("IQ"), all wholly owned subsidiaries of WCFC. Collectively SMILe, Lighthouse, and IQ account for the majority of WCFC's annual revenues (WCFC, Lighthouse, IQ, and SMILe are hereafter referred to as the "Company").

     The Company-owned Headquarters serve as the base of operations for the Company's executive management and house the Company's sales, legal, accounting, support, and administrative departments. The Company's other owned and leased properties do not appear to have been damaged by the Earthquake or by the Flooding. Among these undamaged properties is the Company's distribution center, a facility which houses and ships the majority of the Company's products and marketing materials.

     The Company is not aware of any employees who sustained significant injuries as a result of the Earthquake.

     Although no official estimates of damage have been made, local city officials have estimated that damage to the Headquarters could run into the millions of dollars, not including damage to personal property, equipment, or fixtures. The combination of the Earthquake and the Flooding has caused the Company to significantly reduce operations, and rendered one half of the Headquarters temporarily unusable. The inability to resume full operations has caused and continues to cause the Company to lose a significant amount of revenue, as well as the attendant loss of profits, and to incur substantial continuing and extra expenses. At this time, the Company is unable to accurately estimate the extent of property damage, lost profits, and associated expenses incurred on account of the Earthquake and the Flooding.

     The Company has resumed limited sales and shipping services, and expects to maintain its schedule of programs and seminars. However, it is not presently known when the Company will again be fully operational.

     Subsequent to the Earthquake and the Flooding, the Company's management took immediate action to protect the Company, its employees, and to prevent additional loss. To this end, Company management has worked with the local and state officials to gain clearance to re-enter undamaged portions of the Headquarters, and is currently working with assigned contractors to clean up and restore damaged portions of the Headquarters. Approximately 50% of the Headquarters is presently unusable.


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     In addition to clean-up and restoration  efforts, the Company has contacted its insurance carrier, Capital One Indemnity Insurance Company (the "Insurer"), and has tendered claims for Earthquake and Flooding damage. The Company's current insurance policy provides coverage for damage due to flood and due to earthquake, as well related loss of profits and expenses, subject to applicable exclusions and limitations. Presently, the Company is working with the Insurer to get an estimate of damages. While the Company does not and cannot currently predict the dollar value of insurance benefits that will be available to the Company, the Company believes the policy may provide up to $5,000,000 or possibly more for covered earthquake and flood damages.

     The Company has also contacted the Federal Emergency Management Agency ("FEMA") and applied for emergency relief. FEMA is an organization that assists businesses in obtaining low interest loans (typically between 3.5% and 8%) in the event of natural disasters. While the Company believes that it is eligible for FEMA relief, it anticipates that such relief will not be available to the Company any earlier than 4 to 8 weeks from the date of the Earthquake.

     Finally, management has initiated steps to reduce Company expenses, including payroll. These steps include, but are not limited to, temporarily ceasing non-essential operations, and instituting a Company-wide pay reduction.

     While the Company is presently trying to restore operations, obtain insurance and other relief, and to reduce expenses, the Company cannot guarantee that any or all of these efforts will be successful. Furthermore, if some or all of these efforts are unsuccessful or are delayed for a substantial period of time, the Company may need to cut back operations, delay or cancel expansion and development projects, postpone contract execution of certain material contracts, forfeit valuable rights for non-payment or non-performance, and/or cause the Company to be unable to meet certain obligations when due.

     The Company, however, intends to meet its current obligations, and believes that it will be able to restore its operations and to fix damage to the Headquarters within the next several months

     This news release contains certain forward-looking statements based on the current expectations of the Company and projections about future events. Forward-looking statements in this release include statements regarding: the level of damage to the Company's Headquarters, the amount of insurance benefits available to the Company, the eligibility for and timing of FEMA aid, the Company's ability to maintain its schedule of programs and seminars, and the anticipated schedule to restore its Headquarters and operations. Actual results could differ materially from those anticipated in these statements.
Forward-looking statements are based on management's beliefs, opinions and projections on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's beliefs, opinions or projections should change.

Item 6.  Resignations of Registrant's Directors.

Not applicable.


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Item 7.  Financial Statements and Exhibits.

     Not applicable.

Item 8.  Changes in Fiscal Year.

     Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Wade Cook Financial Corporation



                                              By: /s/ Cynthia Britten
                                                  ------------------------------
                                              Name:  Cynthia Britten
                                              Title: Chief Financial Officer
                                                     and Treasurer


Date: March 9, 2001